HIT CEO Authors Opinion Piece for HousingWire

The debate over human infrastructure—the societal and economic fundamentals that allow workers to prosper—is heating up. While many would prefer to focus solely on physical infrastructure such as roads and bridges, workers would underscore that basic human needs, such as child care, as essential factors for getting the job done. Building affordable housing and creating good construction jobs are perfect examples of why Congress must invest in human infrastructure. “At its most basic level, the infrastructure debate is about the level of importance we as a nation place on how we drive forward—both literally and in the broader sense,” Suh wrote in a recent opinion piece published in HousingWire.

Mr. Suh’s article emphasized the benefits of using union labor to build affordable housing, drawing on the example of HIT’s Old Colony project in Boston. For years, HIT has been working to restore and reimagine the public housing project. Suh wrote: “The reinvention of Old Colony is the product of union workers earning wages and benefits on which they can support a family. In partnership with the Boston Housing Authority, local labor organizations have sponsored job training and apprenticeship preparation for young people and displaced workers seeking new career opportunities. It is a success story in human infrastructure, which has reaped benefits for workers, residents, and citizens throughout the city’s economy.” Click here to read more.

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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